EXHIBIT 10.17

SECOND AMENDMENT TO OMNIBUS AGREEMENT
REGARDING INTERCHANGE LITIGATION JUDGMENT SHARING
AND SETTLEMENT SHARING

With respect to the Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing dated as of February 7, 2011, as amended on August 26, 2014 (“Omnibus Agreement”), and in consideration of the mutual covenants and agreements contained herein, the undersigned parties agree as of the Second Amendment Effective Date to amend the Omnibus Agreement as follows:

1.	The undersigned parties agree, pursuant to Paragraph 11 of the Omnibus Agreement, to amend paragraphs a., b., and c. of the third recital of the Omnibus Agreement in their entirety to read as follows:
a. The Interchange Judgment Sharing Agreement dated as of July 1, 2007, among Visa USA, Visa International, Visa Inc. and various financial institutions, as amended and restated in the Amended and Restated Judgment Sharing Agreement dated as of December 16, 2008, and as further amended on February 7, 2011, August 26, 2014, and October 22, 2015 (the “Visa JSA”);

b. The Loss Sharing Agreement dated as of July 1, 2007, among Visa Inc., Visa International, Visa USA, and various financial institutions, as amended and restated in the Amended and Restated Loss Sharing Agreement dated as of December 16, 2008, and as further amended on February 7, 2011, August 26, 2014, and October 22, 2015 (the “Visa LSA”); and

c. The MasterCard Settlement and Judgment Sharing Agreement dated as of February 7, 2011, among MasterCard and various financial institutions, as amended on August 26, 2014, and as further amended on October 22, 2015 (the “MasterCard SJSA”); and

2.
To the extent that this Amendment modifies or amends the Visa JSA or the Visa LSA, each of the parties hereto that is a party to the Visa JSA or the Visa LSA consents to such modification or amendment of (a) the Visa JSA pursuant to Paragraphs 17 of the Visa JSA and (b) the Visa LSA pursuant to Section 11(i) of the Visa LSA.

3.
This Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

4.
This Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing shall be effective as of the date on which (a) all entities listed on the signature pages hereto have executed it and (b) all entities listed on the signature pages thereto have executed each of the Amendment of Loss

Sharing Agreement dated as of October 22, 2015, Amendment of Interchange Judgment Sharing Agreement dated as of October 22, 2015, and Second Amendment to MasterCard Settlement and Judging Sharing Agreement dated as of October 22, 2015 (the “Second Amendment Effective Date”).

5.
Each of the undersigned individuals signs on behalf of, and represents and warrants that he or she has the authority and authorization to sign on behalf of and bind, the corporations, banks, companies, or entities identified immediately above his or her signature, and upon the Second Amendment Effective Date this instrument shall be a valid and binding obligation of each such entity.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned parties have caused the execution of this Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing.

Bank of America, N.A.,
MBNA America (Delaware)
FIA Card Services N.A. (f/k/a Bank of America, N.A. (USA) and MBNA America Bank, N.A.)
Bank of America Corporation, and
NB Holdings Corporation

By: /s/ Jana J. Litsey
Name: Jana J. Litsey
Title: Deputy General Counsel,
Director of Litigation & Regulatory Inquiries
Dated May 12, 2015

BA Merchant Services LLC (F/k/a National Processing, Inc.),

By: /s/ JoAnn P. Carlton
Name: JoAnn P. Carlton
Title: General Counsel and Secretary
Dated May 13, 2015

Barclays Bank plc, Barclays Financial Corp., and Barclays Bank Delaware

By: /s/ Clinton W. Walker
Name: Clinton W. Walker
Title: Secretary
Dated May 8, 2015

(Signature page to Second Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

Capital One Bank, (USA), N.A., Capital One, F.S.B, Capital One, N.A., Capital One Financial Corporation

By: /s/ Jonathan Campbell
Name: Jonathan Campbell
Title: VP, Sr. Associate General Counsel
Dated June 22, 2015

Chase Bank USA, N.A.

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking
Dated May , 2015

Citibank (South Dakota), N.A., Citibank, N.A., Citicorp, and Citigroup, Inc.

By: /s/ Benjamin R. Nagin
Name: Benjamin R. Nagin, Sidley Austin LLP
Title: with authorization, on behalf of, Citibank (South Dakota), N.A., Citibank NA,
Citicorp, Inc. and Citigroup, Inc.
Dated May 11, 2015

Fifth Third Bancorp

By: /s/ H. Samuel Lind
Name: H. Samuel Lind
Title: Secretary
Dated June 5, 2015

(Signature page to Second Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

First National of Nebraska, Inc. and
First National Bank of Omaha

By: /s/ Nicholas W. Baxter
Name: Nicholas W. Baxter
Title: Executive Vice President & Chief Risk Officer
Dated

HSBC Finance Corporation

By: /s/ Megan S. Webster
Name: Megan S. Webster
Title: Vice President
Dated August 27, 2015

HSBC Bank USA, N.A.

By: /s/ James S. Stiegel
Name: James S. Stiegel
Title: Assistant Secretary
Dated August 27, 2015

HSBC North America Holdings Inc.

By: /s/ Stephen R. Nesbitt
Name: Stephen R. Nesbitt
Title: Executive Vice President
Dated August 28, 2015

(Signature page to Second Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

HSBC Bank plc

By: /s/ D.M. Charles
Name: D.M. Charles
Title: Co-General Counsel, Global Banking and Markets
Dated October 22, 2015

HSBC Holdings plc

By: /s/ Guy Nielson
Name: Guy Nielson
Title: Co-General Counsel Litigation and Regulatory Enforcement
Dated October 14, 2015

JPMorgan Chase & Co.

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking
Dated May , 2015

JPMorgan Chase Bank, N.A., as acquirer of certain assets and liabilities of Washington Mutual Bank from the Federal Deposit Insurance Corporation acting as receiver

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking
Dated May , 2015

(Signature page to Second Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

MasterCard Incorporated,
MasterCard International Incorporated

By: /s/ Timothy H. Murphy
Name: Timothy H. Murphy
Title: General Counsel
Dated

PNC Bank, National Association, successor by merger to National City Bank and National City Bank of Kentucky

By: /s/ Joseph C. Guyaux
Name: Joseph C. Guyaux
Title: Vice-Chairman
Dated July 3, 2015

The PNC Financial Services Group, Inc, successor by merger to National City Corporation

By: /s/ Joseph C. Guyaux
Name: Joseph C. Guyaux
Title: Vice-Chairman
Dated July 3, 2015

Suntrust Banks, Inc.

By: /s/ Brian D. Edwards
Name: Brian D. Edwards
Title: Deputy General Counsel
Dated September 22, 2015

(Signature page to Second Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

Texas Independent Bancshares, Inc., Texas First Bank

By: /s/ Charles T. Doyle
Name: Charles T. Doyle
Title: Chairman of the Board
Dated May 7, 2015

U.S. Bank, N.A., and U.S. Bancorp

By: /s/ Laura Bednarski
Name: Laura Bednarski
Title: SVP
Dated May 28, 2015

Wells Fargo & Co.
Wells Fargo Bank N.A.

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: SVP
Dated May 11, 2015

Wells Fargo & Co., as successor to Wachovia Corporation

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: SVP
Dated May 11, 2015

(Signature page to Second Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)

Wells Fargo Bank N.A., as successor to Wachovia Bank, N.A.

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: SVP
Dated May 11, 2015

Visa U.S.A. Inc.

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel

Visa International Service Association

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel

Visa Inc.

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel

WMI Liquidating Trust,
on its own behalf and on behalf of Washington Mutual, Inc.

By: /s/ Charles Edward Smith
Name: Charles Edward Smith
Title: General Counsel
Dated May 20, 2015

(Signature page to Second Amendment to Omnibus Agreement
Regarding Interchange Litigation Judgment Sharing and Settlement Sharing)